Supplement to

CALVERT IMPACT, FUND, INC.

Calvert Equity and Asset Allocation Funds Prospectus

Classes A, B, C and Y

dated January 31, 2011

Calvert Equity and Asset Allocation Funds Prospectus

Class I

dated January 31, 2011

Date of Supplement: September 19, 2011

At the close of business on September 16, 2011, Calvert Large Cap Growth Fund merged into Calvert Equity Portfolio. Accordingly, please delete from the Prospectuses all references and information regarding Calvert Large Cap Growth Fund.